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                                                                    Exhibit 10.7
                                                                    ------------
                                   AMENDMENT

                                     to the

                           EMPLOYEES' RETIREMENT PLAN
                                OF AMETEK, INC.

                                Amendment No. 6
                                ---------------

     WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

     WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1989; and

     WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

     WHEREAS, AMETEK now desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     FIRST:  A new Appendix XXX is hereby added to the Plan to read in its
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entirety as follows:

                                 "APPENDIX XXX

                     SPECIAL PROVISION RELATING TO CERTAIN
                       EMPLOYEES OF THE PLYMOUTH PRODUCTS
                            DIVISION OF AMETEK, INC.
                            ------------------------

     1. The provisions of this Appendix shall apply to each Former Participant in the Plan who (i) was an Employee of the Plymouth Products Division of AMETEK, Inc. as of July 31, 1997 and (ii) remained employed by AMETEK, Inc. immediately following its merger with Culligan Water Company, Inc., ("Culligan") pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization dated February 5, 1997 and the Amended and Restated Contribution and Distribution Agreement dated February 5, 1997. Such Former Participants shall herein be referred to as "Covered Employees" for purposes of this Appendix XXX.

     2. Each Covered Employee shall not be deemed to have incurred a Severance From Service Date under the Plan until such Covered Employee first
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     terminates service with Culligan Water Technologies, Inc. on or after July
     31, 1997.

     3. Each Covered Employee's Accrued Annual Pension shall be based on his Credited Service, and the terms and conditions of the Plan as of July 31, 1997; provided, however, that "Average Annual Compensation" shall be calculated by treating Compensation earned with Culligan after July 31, 1997 as if it were Compensation earned with AMETEK, Inc. after July 31, 1997, but the amount of such Covered Employee's annual Compensation for each year after 1996 that will be recognized under the Plan shall be limited to an amount equal to such Covered Employee's 1996 Compensation, increased by 5% per annum, compounded annually and further provided that Covered Compensation shall reflect indexing of the taxable wage base up to the Covered Employee's Severance From Service Date.

     4. For the purposes of determining any Covered Employee's nonforfeitable right to his Accrued Annual Pension, and eligibility for early retirement, disability and pre-retirement death benefits under the Plan (but not for determining the benefit amount thereof), the Credited Service of such Covered Employee shall be deemed to include service with Culligan Water Technologies, Inc. after July 31, 1997 until such Covered Employee's Severance From Service Date.

     5. Defined terms used in this Appendix XXX shall have the same meaning as the identical defined terms used in the Plan."

     SECOND:   The provisions of this Amendment No. 6 shall be effective as of
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July 31, 1997.

     IN WITNESS WHEREOF, AMETEK has caused these presents to be executed in its corporate name, by its duly authorized officer on this 31st day of July, 1997.

                                          AMETEK, Inc.


                                          By:  /s/  Donna F. Winquist
                                             ----------------------
                                                    Donna F. Winquist

Attest:

       /s/ Kathryn E. Londra
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        Kathryn E. Londra